EQ ADVISORS TRUST – EQ/ENTERPRISE MODERATE ALLOCATION PORTFOLIO

SUPPLEMENT DATED AUGUST 25, 2006 TO THE PROSPECTUS DATED MAY 1, 2006

This Supplement updates the above-referenced Prospectus, as supplemented, of the EQ/Enterprise Moderate Allocation Portfolio of EQ Advisors Trust (the “Trust”). You may obtain an additional copy of the Prospectus, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104. You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

The purpose of this supplement is to provide you with the following information about certain Underlying Portfolios of the EQ/Enterprise Moderate Allocation Portfolio: (1) name changes of certain Underlying Portfolios, and (2) a name change and investment strategy change relating to the EQ/Intermediate Term Bond Portfolio.

Information Regarding Name Changes of Certain Underlying Portfolios of

the EQ/Enterprise Moderate Allocation Portfolio

Effective on or about August 25, 2006, each reference in the Prospectus to the name of the Underlying Portfolio below is replaced with the corresponding new name set forth in the table below:

Current Name	New Name
EQ/Bear Stearns Small Company Growth Portfolio	EQ/Small Company Growth Portfolio

Effective on or about September 1, 2006, each reference in the Prospectus to the name of the Underlying Portfolio below is replaced with the corresponding new name set forth in the table below:

Current Name	New Name
EQ/Lazard Small Cap Value Portfolio	EQ/Small Cap Value Portfolio

Effective on or about September 18, 2006, each reference in the Prospectus to the name of the Underlying Portfolio below is replaced with the corresponding new name set forth in the table below:

Current Name	New Name
EQ/Alliance Common Stock Portfolio	EQ/AllianceBernstein Common Stock Portfolio

EQ/Alliance Growth and Income Portfolio	EQ/AllianceBernstein Growth and Income Portfolio

EQ/Alliance Intermediate Government Securities Portfolio	EQ/AllianceBernstein Intermediate Government Securities Portfolio

EQ/Alliance International Portfolio	EQ/AllianceBernstein International Portfolio

EQ/Alliance Quality Bond Portfolio	EQ/AllianceBernstein Quality Bond Portfolio

EQ/Alliance Large Cap Growth Portfolio	EQ/AllianceBernstein Large Cap Growth Portfolio

EQ/Alliance Small Cap Growth Portfolio	EQ/AllianceBernstein Small Cap Growth Portfolio

EQ/Bernstein Diversified Value Portfolio	EQ/AllianceBernstein Value Portfolio

Information Regarding the Name Change and Investment Strategy Change

of the EQ/Intermediate Term Bond Portfolio

Effective August 25, 2006, the name of the EQ/Intermediate Term Bond Portfolio will be the “EQ/Bond Index Portfolio” (“Portfolio”) and the Portfolio will convert from a fixed income fund to a fixed income index fund. The following information supercedes and replaces information regarding the EQ/Intermediate Term Bond Portfolio in the Section of the Prospectus “Information Regarding the Underlying Portfolios:”

Investment Grade Bond
Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/Bond Index Portfolio	Seeks a total return before expenses that approximates the total return performance of the Lehman Brothers Aggregate Bond Index, including reinvestment of coupon payments, at a risk level consistent with that of the Lehman Brothers Aggregate Bond Index (“Index”).	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in fixed income securities in the Index. To maintain liquidity, the Portfolio may invest up to 20% of its assets in various short-term fixed income securities and money market instruments. The Portfolio attempts to have a correlation between its performance and that of the Index of at least 0.85, before expenses. A correlation of 1.00 would mean that the Portfolio and the Index were perfectly correlated.	• Credit Risk • Derivatives Risk • Foreign Securities Risk • Index Fund Risk • Interest Rate Risk • Investment Grade Securities Risk • Mortgage-Backed Securities risk